SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    August 5, 2013

RAMBO MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52782	26-2113613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 E Colorado Blvd, Suite 888 Pasadena, CA	91101
(Address of principal executive offices)	(Zip Code)

(626) 683-7330
(Registrant’s telephone number, including area code)

Viper Resources, Inc.
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On August 5, 2013, we filed a Certificate of Amendment with the Nevada Secretary of State to change our name to Rambo Medical Group, Inc. (the “Name Change”) and to effect a 1:100 reverse stock split (the “Reverse Split”).  The effective date of the Name Change and Reverse Split will be August 9, 2013 (the “Effective Date”).  On the Effective Date, every 100 outstanding shares of our common stock shall, without further action by us or the holders thereof, become one share of common stock.  No fractional shares shall be issued in connection with the Reverse Split.  The Reverse Split does not affect our authorized capitalization which will remain at 300,000,000 shares of common stock, $0.00001 par value per share and 10,000,000 shares of blank check preferred stock, $0.00001 par value per share.

Item 8.01

Other Events.

On August 6, 2013, we received approval from the Financial Industry Regulatory Authority (“FINRA”) with respect to (i) our name change to Rambo Medical Group, Inc. effective at the open of business on August 9, 2013, and (ii) the effectuation of a 1-for-100 reverse stock split of all of our issued and outstanding shares of common stock effective at the open of business on August 9, 2013. At such time, our trading symbol will temporarily change to “VPRSD”. Our symbol will remain “VPRSD” for 20 business days after which our trading symbol will change to “RMGI” which reflects our new name. As discussed in Item 5.03 above, when the reverse stock split becomes effective, every one hundred shares of our pre-split issued and outstanding shares of our common stock, par value 0.00001 per share, shall be automatically converted into one post-split share of our common stock, without any change in the par value of the shares. All fractional shares which would otherwise result from the reverse stock split will be rounded up. The new CUSIP number for our common stock following the name change and reverse stock split will be 75144R109.  Immediately prior to the reverse stock split, we will have 99,116,214 common shares issued and outstanding and we will have approximately 991,162 common shares issued and outstanding immediately after the reverse stock split.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit

No.

Description

3.1

Certificate of Amendment to the Articles of Incorporation of Registrant, filed with the Secretary of State of the State of Nevada on August 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMBO MEDICAL GROUP, INC.

Date: August 8, 2013

By:/s/ Dianwen Ju

Name:  Dianwen Ju

Title:  President

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